UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (11th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)            On November 7, 2019, the Board of Directors of Zedge, Inc. (the “Company”) accepted the resignation of Elliot Gibber from the Board of Directors, it’s Audit Committee, Compensation Committee, Corporate Governance Committee and Nominating Committee.

(b)            Effective November 7, 2019, Michael Jonas resigned as Interim Chief Executive Officer of the Company, but remains as a member of the Board of Directors and as Executive Chairman of the Company.

(c)            The Board of Directors of the Company appointed Elliot Gibber, age 68, to serve as Interim Chief Executive Officer effective November 7, 2019. Elliot Gibber was a member of the Board of Directors of the Company from January 17, 2018 to November 7, 2019. Mr. Gibber has been President and Chief Executive Officer of Deb El Food Products, which operates in the egg products business in the United States and worldwide. Mr. Gibber is a past Chairman of the United Egg Association. Over the last ten years, Mr. Gibber has become an active investor in the real estate, high tech and medical technologies markets. Mr. Gibber is also actively involved in numerous non-profit organizations, including serving on the Boards of Trustees of the Orthodox Union, Yeshiva University, Rabbi Isaac Elchanan Theological Seminary and the Albert Einstein School of Medicine.

There is no familial relationship between Mr. Gibber and any of the executive officers or directors of the Company and no related person transactions to which Mr. Gibber is a party.

For his service as Interim Chief Executive Officer, the Compensation Committee of the Board of Directors of the Company approved a grant of to Mr. Gibber of 30,534 shares of restricted Class B Common Stock of the Company, to vest as to 15,267 on each of February 7, 2020 and May 7, 2020. In addition, upon completion of his service as Interim Chief Executive Officer, Mr. Gibber, is to receive options to purchase 30,000 shares of Class B Common Stock of the Company, at a strike price equal to the closing price on November 6, 2019 (the trading day immediately prior to his start date as Interim Chief Executive Officer).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Financial Officer

Dated: November 12, 2019

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